Exhibit 99.1

THIS PRESENTATION (TOGETHER WITH ORAL STATEMENTS MADE IN CONNECTION HEREWITH, THIS “PRESENTATION”) IS BEING PROVIDED TO YOU SOLELY FOR YOUR INFORMATION. THIS PRESENTATION HAS NOT BEEN APPROVED BY ANY REGULATORY AUTHORITY. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL OR ISSUE, OR ANY SOLICITATION OF ANY OFFER TO PURCHASE, SUBSCRIBE FOR OR OTHERWISE ACQUIRE, ANY SECURITIES IN ANY STATES OR JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL, AND NOTHING CONTAINED HEREIN SHALL FORM THE BASIS OF ANY CONTRACT OR COMMITMENT WHATSOEVER. THIS PRESENTATION MAY NOT BE PUBLISHED OR FURTHER DISTRIBUTED, DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, TO ANY OTHER PERSON IN ANY JURISDICTION WHERE, OR TO ANY OTHER PERSON TO WHOM, TO DO SO WOULD BE UNLAWFUL. This Presentation is only being provided to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Northern Revival Acquisition Corporation (the “Company”) and Braiin Limited (“Braiin”). The information contained herein does not purport to be all - inclusive and none of the Company, Braiin, or any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The reader shall not rely upon any statement representation or warranty made by any other person, firm or corporation (including, without limitation, the Company, Braiin, or any of their respective affiliates or control persons, officers, directors and employees) in making its investment or decision to invest in the Company. None of the Company, Braiin, any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of the Company or Braiin. No Representation or Warrantie s: The opinions presented herein are based on general information gathered at the time of writing and are subject to change without notice. Information in this Presentation has been obtained from sources believed to be reliable but the Company does not guarantee its accuracy or completeness. All information is provided “AS IS” and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will the Company or any of its subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company or any Business Combination. Viewers of this Presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements : This presentation contains forward - looking statements made pursuant to the Safe Harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding Braiin’s expected future operating results; financial performance and potential revenues, sales forecast, sales funnel and sales pipeline; business strategy, various addressable markets, anticipated trends, growth, and developments in markets in which it operates; the market adoption of its technology and products; the capabilities, performance, and advancement of its technology and products; its projected expansion and economics; its pro forma information; and its future product development and roadmap. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company’s management and are not predictions of actual performance. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “predict,” “potential,” “project,” “pro forma,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward - looking statements will contain these identifying words. All forward - looking statements are based on current assumptions, expectations and beliefs, and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward - looking statements. These forward - looking statements should not be relied upon as representing the Company’s or Braiin’s assessments as of any date subsequent to the date of this Presentation. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. However, while the Company may elect to update these forward - looking statements at some point in the future, the Company specifically disclaims any obligation to do so, whether as a result of new information, new developments, future events, or otherwise. Confidential – Not For Distribution | 2 Notice and Disclaimer

These forward - looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the Business Combination, if not obtained; the failure to realize the anticipated benefits of the Business Combination; matters discovered by the parties as they complete their respective due diligence investigation of the other party; the ability of the Company to maintain the listing of the Company’s securities on Nasdaq; costs related to the Business Combination; the failure to satisfy the conditions to the consummation of the Business Combination, including the risk that the Business Combination may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the inability to complete a PIPE transaction; the outcome of any legal proceedings that may be instituted against the Company or Braiin related to the Business Combination; the attraction and retention of qualified directors, officers, employees and key personnel of the Company following the Business Combination; the ability of the Company to compete effectively in a highly competitive market; the ability to protect and enhance the Company’s corporate reputation and brand after the Business Combination; the impact from future regulatory, judicial, and legislative changes in the Company’s industry; and, the uncertain effects of the COVID - 19 pandemic; competition from larger technology companies that have greater resources, technology, relationships and/or expertise; future financial performance of the Company following the Business Combination including the ability of future revenues to meet projections; the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of the Company’s trademark and copyright applications to protect the Company’s core intellectual property from competitors; the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; product, ticket sales and other sources of revenue; the Company’s ability to execute its business plans and strategy; and those factors set forth in documents of the Company filed, or to be filed, with SEC. The foregoing list of risks is not exhaustive. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. There may be additional risks that are presently unknown or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect the Company’s current expectations, plans and forecasts of future events and views as of the date of this Presentation. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Company and Braiin described above. The Company anticipate that subsequent events and developments will cause their assessments to change. However, while the Company may elect to update these forward - looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward - looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward - looking statements. Use Of Projections : This Presentation contains projected financial information with respect to the Company and Braiin. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Financial Information; Non - GAAP Financial Measure s: The financial information and data contained this Presentation is unaudited and does not conform to Regulation S - X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by the Company with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) or International Financial Reporting Standards (“IFRS”). Confidential – Not For Distribution | 3 Notice and Disclaimer

The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the financial measures of Braiin with other similar companies, many of which present similar non - GAAP financial measures to investors. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in financial statements of Braiin. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results. You should review the audited financial statements of Braiin, which will be included in the registration statement and proxy statement to be filed with the SEC. A reconciliation of projected non - GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts. Trademark s: This Presentation contains trademarks, service marks, trade names, and copyrights of the Company and other companies, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement of sponsorship by or of the Company . Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names . The information contained herein is as of March 20 , 2023 and does not reflect any subsequent events . Neither the Securities and Exchange Commission (the “SEC”) nor any securities commission of any other U.S. or non - U.S. jurisdiction has approved or disapproved of the securities or of the Business Combination contemplated hereby or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. The Company will make any offer to sell securities only pursuant to a definitive subscription agreement, and the Company reserves the right to withdraw or amend for any reason any offering and to reject any subscription agreement in whole or in part for any reason. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Additional Information and Where to Find i t: This document relates to a proposed Business Combination between the Company and Braiin. In connection with the proposed Business Combination, the Company intends to file with the SEC, a registration statement on Form F - 4, containing a preliminary proxy statement/prospectus of the Company and after the registration statement is declared effective, the Company will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain any information that should be considered by the Company’s shareholders concerning the proposed Business Combination and is not intended to constitute the basis of any voting or investment decision in respect of the Business Combination or the securities of the Company. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Braiin and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/ prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Northern Revival Acquisition Corporation, 4001 Kennett Pike, Suite 302, Wilmington, DE. Participants in the Solicitation The Company and Braiin and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of the Company’s directors and officers in its filings with the SEC, including, when filed with the SEC, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus, and other documents filed with the SEC. Such information with respect to Braiin’s directors and executive officers will also be included in the proxy statement/prospectus. Confidential – Not For Distribution | 4 Notice and Disclaimer

Today’s Presenters Confidential – Not For Distribution | 5 Braiin Limited Northern Revival Acquisition Corporation Darren McVean Executive Director and Chief Technology Officer Natraj Balasubramanian Chief Executive Officer Manpreet Singh Chief Financial Officer Aemish Shah Chief Executive Officer Chairman

NRAC SPAC Overview and Investment Thesis Confidential – Not For Distribution | 6 Braiin Business Combination Investment Thesis ■ High growth, revenue and EBITDA positive business with diverse geographic presence ■ Pioneer platform solution that is revolutionizing traditional farm management and increased crop yields through automation, insights, and connectivity ■ Positive ESG impact through lower water usage and soil preservation, and increased worker safety ■ The Precision Agriculture market is growing at a ~12.8% CAGR and is expected to reach ~$14.6 billion by 2026. ■ NRAC invests in sustainable companies with enduring business models and expansive total addressable markets, positioned for long - term success ■ NRAC prioritizes partnering with high - quality management teams that prioritize strong governance and environmental sustainability, driving sustainable value creation ■ Our rigorous due diligence process identifies businesses with attractive growth potential, uncovering hidden value for our investors ■ With a global perspective, NRAC invests in diverse markets around the world, identifying opportunities for long - term growth and expansion ■ NRAC focuses on creating lasting value for our investors and partners, delivering positive returns and contributing to a more sustainable future Source: ReasearchAndMarkets.com, Braiin Internal research https:// www.globenewswire.com/en/news - release/2022/03/09/2399820/28124/en/The - Worldwide - Precision - Farming - Industry - is - Expected - to - Reach - 14 - 6 - Billion - by - 2026.html

BRAIIN
POWERING HUMAN CAPABILITIES

NR NORTHERN REVIVAL ACQUISITION CORP.

Braiin Business Overview

Company	• Braiin is an Australia-based company that provides precision agriculture solutions to farmers, and land bureaus in the APAC region • Braiin provides two types of solutions: (1) drones and operational AI and software which assess and monitor land performance and deliver targeted fertilizers, pesticides, and seeds to fields and (2) IoT devices and network management software which provide the devices (sensors, routers, repeaters, antennas) and centralized software to manage the wired farm
Market	• In 2022, the global agriculture technology industry totaled ~$20 billion and in 2021, the precision agriculture industry totaled ~$8 billion.[1] • The precision agriculture industry is growing rapidly at a ~12.8% CAGR and is underpenetrated partly due to nascent regulation policies on the use of drones • The agriculture robotics market is believed to be in its early innings. PwC estimates the total addressable market (TAM) of drone-powered solutions in agriculture industry at $32.4 billion[2].
Product & Services	• Robotics: Purpose-fit drones; including Braiin-built, cutting-edge, fully autonomous drones that can analyze, map and monitor and spray crops • Connectivity Infrastructure: Reliable wireless connectivity solutions to enable data communications and ensure IoT readiness • Software & Analytics: Reporting and analytics to improve transparency into supply chain, improve traceability, facilitate prompt payment and expand financing options
Go-to-market	• Braiin sells long term management contracts and one-off hardware sales directly to large scale organizations, through distributors in their dealer network and to value-added resellers (VARs) across Australia, New Zealand, Sri Lanka, India, Bangladesh, and Philippines, with planned global expansion • Braiin has over 100 customers today including some of the largest tea producers and agriculture technology distributors and VARs in Asia, Australia & NZ
Mgmt. and business information	• The predecessors of Braiin's business came together in 2015. Braiin has grown by ~30% per annum over the last three years • High quality revenue mix: ~65% of revenue is reoccurring in nature (40% recurring / ~25% ARR) • The business is owned and operated by its founders, Natraj Balasubramanian (CEO) and Darren McVean (CIO). They have raised negligible outside capital.

Source: 1,2. Precedence Research, Foley, BIS Research, Juniper Research, P&S Intelligence, ReasearchAndMarkets.com, Braiin Company research and internal metrics
https://www.globenewswire.com/en/news-release/2022/03/09/2399820/28124/en/The-Worldwide-Precision-Farming-Industry-is-Expected-to-Reach-14-6-Billion-by-2026.html
https://explodingtopics.com/blog/agtech-market#agtech-industry-highlights

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Precision Agriculture is a very attractive market for high value suppliers ■ In 2021, the precision agriculture industry totaled $8 billion and is expected to reach to ~$14.6 billion by 2026 ■ The business’ fully integrated platform creates embedded moats against innovative, niche - benefit, providers in the market ■ The global market remains mostly underpenetrated and there are few scaled competitors in the space today The Braiin Value Proposition Braiin has developed a high - value solution suite and business model ■ Braiin’s integrated platform is driving high ROI for its customers in terms of improved crop yields, cost reduction, worker safety and carbon reduction ■ Customer ROI specifics: ~20 - 25% increase in crop yields, 30% cost savings, 15x faster than manual spraying and 50% reduction in chemicals and 85% reduction in water usage. ■ Long term revenue visibility through recurring revenue model from insights/analytics and infrastructure solutions sold direct to buyers ■ Braiin currently operates in Australia, New Zealand, Sri Lanka, India, Bangladesh, and Philippines, with planned expansion to the U.S.,Thailand, Malaysia, and Africa Entrepreneurial business that can utilize Northern Revival’s expertise and network ■ NRAC’s global network of capital and deep relationships in emerging markets will help Braiin expand globally ■ NRAC’s expertise in capital markets, software, operational prowess, and advisors expect to expand Braiin’s already robust management team and expertise Confidential – Not For Distribution | 8 Source: ReasearchAndMarkets.com, Braiin Company research and internal metrics https:// www.globenewswire.com/en/news - release/2022/03/09/2399820/28124/en/The - Worldwide - Precision - Farming - Industry - is - Expected - to - Reach - 14 - 6 - Billion - by - 2026.htm l

Braiin Overview

Braiin Management Team Natraj Balasubramanian Chief Executive Officer Experienced Tech Entrepreneur in SaaS. Currently CEO of Braiin which provides actionable intelligent solutions using AI/ML, robotics and IoTs . Raised funding and built the world’s first fully autonomous spray drone certified by a country. Previously Co - founder and CEO of a SaaS business (scaled to $20m revenue, 250 employees and negotiated an exit of Asian business to DFSI), Alumnus of Air Force Academy and Harvard Business School. Darren McVean Executive Director and Chief Technology Officer Experienced Tech Entrepreneur in Blockchain. Previously Founder and CEO at Quantum Crowd (leading blockchain development company with 220+ employees mainly focused on designing and developing solutions for global banks and large corporation, Founder at Online Media Group (exit $10m to publicly listed Eastern Corporation). Experienced in manufacturing and business development for 34 years, including the 26 years as Non - Executive Director, Chief Financial Officer and Company Secretary for various listed and unlisted entities in manufacturing, wine, hotels, and property. Skilled in business acquisitions, mergers, initial public offerings, capital raisings, business restructuring as well as managing all areas of finance for companies. Jay Stephenson Non - Executive Director, Company Secretary and CFO

Connected agriculture expected to transform traditional farming

"If connectivity infrastructure is implemented successfully in agriculture, the industry could tack on **$500 billion** in additional value to the global gross domestic product by 2030."
– *McKinsey & Company*

Distribution of Potential GDP Value from Connectivity *by 2030*



Latin America & Caribbean $64B
North America $46B
Europe & Central Asia $54B
Middle East & Africa $61B
East Asia, South Asia, Pacific $299B

Connected Agriculture Use Cases

Smart-Crop Monitoring



Optimize resource usage and crop growth through real-time connected-sensor data and imagery analysis

Drone Farming



Drone surveillance and remote interventions based on image analysis and connected sensors

Smart-Livestock Monitoring



Data-driven, individualized feeding and care plans

Autonomous-Farming Machinery



Self-operated machinery to perform targeted interventions

Smart-Building & Equipment Mgmt.



Prescriptive maintenance and real-time environmental adjustments

Estimated range of potential new global GDP value ($B)



175
130
Smart-Crop Monitoring
115
85
Drone Farming
90
70
Smart Livestock Monitoring
60
50
Autonomous – Farming Machinery
60
40
Smart Building & Equipment Mgmt.

Source: McKinsey & Company (https://www.mckinsey.com/industries/agriculture/our-insights/agricultures-connected-future-how-technology-can-yield-new-growth)

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Braiin sits at the center of a highly attractive AgTech segment

Precision Agriculture is revolutionizing traditional farm management through automation, insights and connectivity

Traditional Farm Management



- ✗ **Manual labor intensive**
- ✗ **Reactive**
- ✗ **Health and safety risk**
- ✗ **Environmental impact**

Precision Agriculture



- ✓ **Robotics-enabled operations**
- ✓ **Actionable intelligence and automation**
- ✓ **Smarter, safer deployment of labor**
- ✓ **Efficient use of inputs**

~$8 BILLION
Precision Agriculture Market 2021

~12.8%
CAGR

~$14.6 BILLION
Precision Agriculture Market 2026

Source: ResearchAndMarkets.com
https://www.globenewswire.com/en/news-release/2022/03/09/2399820/28124/en/The-Worldwide-Precision-Farming-Industry-is-Expected-to-Reach-14-6-Billion-by-2026.html

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Braiin solves four fundamental problems Worker Safety Farm workers are exposed to multiple hazardous exposures including pesticides and fertilizers 3 . Stagnant yields and falling margins Agriculture margins are being squeezed from every angle with rising costs and falling margins 2 . Erosion, water shortages and climate change Human activities leaves soil vulnerable to erosion 4 , with over 80% of croplands expected to experience water scarcity 5 Increased yields of ~20 - 25% 20 - 25% increase in crop productivity improving yields from data - based decisions throughout crop cycle. See more about Braiin’s precision agriculture technology here . Lower water use and soil preservation Less inputs: 85% less water; 50% less biologics. Sensors and drones observe plants and environment and serve only areas in need Dramatic improvement in worker safety Braiin’s automated spraying technology reduces exposure to harmful chemicals and physical strain on the body . Some pesticides have been linked to cancer, endocrine disorders, and other health risks 6 . Industry Problem Labor shortages and rising costs Labor accounts for +60% of agriculture costs 1 , forecast to increase further with labor shortages due to an ever - growing global population placing strain on supply. The Braiin Solution Automated Cultivation at Lower Costs Braiin’s technology enables crop - spraying at 15 x the speed of traditional spraying and 30 % cost savings . 10 drones and pilots can cover in one day what would require hundreds of hours of human labour over a week . 1 - https://farmable.tech/whats - the - biggest - cost - in - agriculture - labo r/ 2 - https://research.rabobank.com/far/en/sectors/regional - food - agri/farm - margins - squeezed - from - every - angle.htm l 3 - https://nasdonline.org/1827/d001772/human - health - effects - of - agriculture - physical - diseases - and.html#:~:text=Farmers%20and%20farm%20workers%20are,%2C%20infectious%20microorganisms%2C%20and%20endotoxi ns. 4 - https:// www.nrdc.org/stories/soil - erosion - 10 1 5 - https:// www.preventionweb.net/news/water - scarcity - predicted - worsen - more - 80 - croplands - globally - centur y 6 https:// www.ncbi.nlm.nih.gov/pmc/articles/PMC2984095 / Confidential – Not For Distribution | 13

Technology of choice for permanent crop spraying and servicing

	Row Crops	Permanent Crops
Examples	Rice, wheat, corn, barley, soybean	Trees, bushes, vines (e.g., tea, rubber, oil palm, etc.)
Plant Cycle *(Typical)*	Annual	Perennial
Cultivating & Harvesting	Less labor intensive Crop height low enough for ground-based vehicles with booms to perform crop spraying Flatter terrain navigable by high payload autonomous tractors and equipment	More labor intensive Require spraying to be done aerially from ~50 ft beyond reach of a tractor boom Often hilly terrain and difficult for ground-based vehicles to navigate

Crop-spraying drones are the best robotics option for servicing permanent crop farms, Braiin's target market.

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Braiin is the only platform solution servicing the precision agriculture and the overall ag - tech market APAC leader offering an end - to - end precision agriculture platform solution Value Added Reseller Offer drones, sensors, and connectivity devices for purchase for general or agriculture - specific use cases Managed Service Provider Solutions supporting imagery capture, data conversion, and/or analytics Platform Solution Turnkey offering that provides the connectivity infrastructure, drones, imagery, analytics, and actionable productivity recommendations as a service with Cap Ex or Op Ex to the farming clients. Confidential – Not For Distribution | 15

Vertically integrated platform for the new age farm Robotics Division (Drones) IoT Division Software / Analytics Division “With three well established, fully integrated divisions providing digital solutions to the agriculture sector across drones, analytics & AI/ML and connectivity , Braiin is able to provide complete end to end solutions to its clients, resulting in automated cultivation at same or lower costs, Increase yields of up to 20 - 25%, a dramatic improvement in worker safety, as well as 85% lower water usage and soil preservation.” Natraj Balasubramanian Chief Executive Officer Confidential – Not For Distribution | 16

Robotics division value proposition Confidential – Not For Distribution | 17 Customer value • Braiin’s technology enables crop - spraying at 15x the speed of traditional spraying • Less inputs: 85% less water; 50% less biologics. Sensors and drones observe plants and environment and serve only areas in need • 20 - 25% increase in crop productivity improving yields from data - based decisions throughout crop cycle. • Safer than human labor, and without pesticide exposure risk Drone based crop spraying Braiin provides customized agriculture drones for crop spraying: • Fully autonomous agricultural drones covering up to two to three hectares per hour, carrying 15kgs of chemicals • Provides users a dashboard with detailed maps of plantations and actionable insights increasing productivity, reduce environmental impacts and lower pesticide or water usage • Crop spray based on insights provided in Braiin analytics dashboard • Custom installation of multi - spectral camera systems including FPV, thermal, and zoom installations • Quality control and reporting of efficiency metrics, including path flown, plant coverage, and spray utilization

IoT division value proposition Confidential – Not For Distribution | 18 Customer value • With the remoteness of most agricultural locations, clients typically face zero wireless connectivity, with Braiin, providing reliable wireless connectivity solutions to meet the demands of the AgTech IoT and to provide functionality • Wide array of clients including global agricultural companies, and multinational companies Agriculture connectivity infrastructure • Braiin’s technology provides a connectivity solution as well as reporting on Braiin (drones) and other third party IoT assets • Some of the IoT devices which Braiin sells and services include: • IoT (Internet of Things) Automation ,Wireless networks, Cellular Repeaters, Modems and Routers, Wireless Networks, Power and Solar, Local Area Networking, RF Components, Installation Hardware

Software and analytics division value proposition Confidential – Not For Distribution | 19 Customer value Keyways technology can be used to build smarter farms: • Improved transparency in the supply chain • Facilitate prompt payment on delivery • Traceability for producers and consumers • Provide farmers with direct access to buyers and transparent transaction information • Expand financing option for farmers Integrating software and analytics for smarter farms • The division specializes in the development of innovative and transformative artificial intelligence and blockchain technology, which can improve supply chain transparency, speed up payment processes, and reduce critical issues such as fraud and corruption • Services include strategy consultation and assessment, application development, UI and UX designing, application management, systems integration, API integration, quality analysis and testing, DevOps, software maintenance and support, in - product analysis and big data

Large customer base across regions and channels Confidential – Not For Distribution | 20 IoT business (dealer/distributors) Robotics (direct) Software (direct) (Japan) (Australia) (Australia) (The Netherlands) (Australia) (India) (Australia) (Australia) (Sri Lanka) (Sri Lanka) (Sri Lanka) (Sri Lanka) (U.S.) (Australia) (China) (Maldives) (Sri Lanka) (Sri Lanka) (Sri Lanka) (Sri Lanka) (India) (U.S.) (U.S.) (U.K.)

Braiin is targeting favorable markets based on competition and regulation Source: Precedence Research, Foley, BIS Research, Juniper Research, P&S Intelligence, World Bank, IFC, UN agricultural productivity index, Raptor financials Growth Markets Free From Supportive Drone AgTech Mkt Size ($MMs) Strategic Rationale Competition Regulations Sri Lanka and India provide $1.7B of future market value… Priority Markets (Years 1 - 3) Sri Lanka (260K hectare tea) India (560K hectare tea) …other APAC and African Secondary Asian Markets (Years 4+) Thailand Indonesia markets have similar needs Secondary African Markets (Years 4+) Nigeria Kenya Tanzania Ethiopia Confidential – Not For Distribution | 21

ESG: Environmental and social impact in the developing world Confidential – Not For Distribution | 22 Significantly Increased Productivity Helps farmers in the developing world to significantly increase productivity of crops and thereby their wages by using cutting edge technology Improved Human Health Reduces health by reducing related diseases like bronchial asthma, cancer, kidney failure, and musculoskeletal problems caused due to backpack spraying (44lb backpacks) by moving workers to safer jobs like crop harvesting Dramatically Improved Crop Health and Preserving Topsoil Reduced Raptor’s usage of aerial surveillance with infrared and thermal imagery allows Braiin to find areas of high probability of breeding thereby reducing incidence of crop disease, preserving the topsoil, and improving human health, by reducing chemical usage by 50% Emission Free Significant positive impact on the environment - workers are currently using gasoline - operated sprayers in tea farms and by using our environment friendly rechargeable battery electric drones there is little to no emission in the places they are operated Creating Opportunity for the Future Training commenced for the young local workforce to assist Braiin in various aspects of operations, with the more senior workers thrilled with the prospect of their children working with high - tech gadgets and leading to improved wages through highly skilled jobs

Braiin’s leadership has an executable plan to drive long term growth Confidential – Not For Distribution | 23 Focus primarily on Sri Lanka tea plantations to finalize offering and optimize deployment Expand to 6 - 8 plantations by end of 2022 Markets and customers served Prove our value in Sri Lanka 2015 - 2022 Expand and scale 2023 - 2024 Global expansion 2024 Onward Initial scale and refinement Developed fully fledged offering serving Sri Lankan tea plantations Global expansion Expand into further regions: deeper APAC penetration, Africa, and the Americas Regional growth Leverage success in current markets to expand globally Primarily focused on crop spraying to address labor shortage Offer analytics free trial to show potential and begin to scale up after initial projects running Product focus Expand into India and scale ; continue regional focus, but position in additional markets for future growth Cover up to 75,000 hectares by end of Year Joint data analytics and crop spraying offerings Consider other product offerings (e.g.,data broker , government spray contracts, crop insurance claim verification), sell UAV systems Continue to capture share in global markets , focusing on areas with highest margins Leverage agricultural case studies to sway governments to support drone services Offering expanded product offerings (e.g., government spray contracts, crop insurance claim verification) Monetize crop data – become a data broker

Summary of Terms

Summary of proposed terms Summary of Key Transaction Terms Illustrative Sources & Uses $ in millions Illustrative Pro Forma Capitalization Confidential – Not For Distribution | 25 • Enterprise value of $190 million • The transaction will be funded with $40 million consisting of a combination of cash in trust and PIPE • 100% rollover by existing Braiin equity holders • Completion of the transaction is expected in Q2 or Q3 2023 Existing Braiin Shareholders Public Shareholders PIPE Shareholders Sponsor Shareholders 65.1% 11.6% 7.0% 16.3% Illustrative Sources & Uses $ in millions, except per share amounts Share Price $10.00 Pro Forma Shares Outstanding (mm) 21.5 Pro Forma Equity Value $215 (+) Net Debt 20 ( - ) New Cash to Balance Sheet (45) Pro Forma Enterprise Value $190 1 - Assumes no redemptions 2 - Assumes no cash (e.g. current net debt of $0) 3 - Forfeiture of 2.0M private placement warrants 4 - Forfeiture of 1.5M founder shares 5 - Assumed transfer of 1.5M founder shares to PIPE investors as incentive 6 - Transaction fees include $3.0M of target fees 7 - Closing numbers will vary based on final indebtedness and cash on hand Sources NRAC Cash in Trust Braiin Equity Rollover Anticipated PIPE Investment Anticipated New Debt $25 140 15 20 Total Sources $200 Uses Braiin Equity Rollover Cash to Equityholders Cash to Balance Sheet Fees & Expenses (4) $140 0 45 15 Total Uses $200